SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: September 8, 1997


                          LEE ENTERPRISES, INCORPORATED
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             (Exact name of registrant as specified in its charter)


   Delaware                    1-6227                   42-0823980
----------------           ------------             -------------------
(State of other            (Commission                (IRS Employer
jurisdiction of            File Number)             Identification No.)
incorporation


   215 N. Main Street, Davenport, IA                      52801-1924
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(Address of principal executive offices)                   ZIP Code


                                 (319) 383-2100
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              (Registrant's telephone number, including area code)






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Item 2.  Acquisition or Disposition of Assets.

On September 8, 1997 Registrant acquired all of the outstanding common stock of Oregon News Media, Inc., a Delaware corporation, Southern Utah Media, Inc., a Delaware corporation, and Nevada Media, Inc., a Delaware corporation, collectively doing business as Pacific Northwest Publishing Group ("Pacific Northwest") from ABC, Inc., a Delaware corporation.

Pacific Northwest publishes two daily and six weekly newspapers in Oregon as well as shoppers and specialty publications in eight markets in the states of Washington, Oregon, Nevada and Utah.

The transaction was effected by Registrant's acquisition of all of the outstanding common stock of Oregon News Media, Inc., Southern Utah Media, Inc., and Nevada Media, Inc. from ABC, Inc. for cash payment of $186,000,000.

The acquisition of Pacific Northwest from ABC, Inc. was approved by the Federal Trade Commission and the Department of Justice pursuant to filings made under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended.

There is no material relationship between ABC, Inc. or any of its affiliates and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer, except for an affiliation agreement between the Registrant and ABC, Inc. in respect of the Registrant's television station KGUN-TV, Tuscon, Arizona.

Pacific Northwest will continue the publication of newspapers, shoppers and specialty publications and engage in associated activities in the geographic areas described above following consummation of the acquisition.

Registrant obtained funds for the acquisition by borrowing $145,000,000 from Bank of America National Trust and Savings Association, Chicago, Illinois at an adjustable interest rate initially fixed at 6.0% under a Credit Agreement dated as of September 4, 1997. The balance of the funds necessary to pay the cash purchase price was internally generated by the Registrant. Registrant will examine its alternatives for the placement of long-term financing which, if accomplished, will be utilized to pay all or a portion of the indebtedness to Bank of America.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of the business acquired:

                  Financial Statements and Independent Auditor's Report on the financial statements of Pacific Northwest Publishing Group as of September 30, 1996 and for the four months ended January 28, 1996 and the eight months ended September 30, 1996 (1)

                  Unaudited financial statements of Pacific Northwest Publishing Group as of June 30, 1997 and for the 9 months then ended and for the five months ended June 30, 1996 (1)

(b) Pro Forma Financial Information of Lee Enterprises, Incorporated and subsidiaries

                  Unaudited Pro Forma consolidated balance sheets as of June 30, 1997 (1)

                  Unaudited Pro Forma consolidated statements of income for the fiscal year ended September 30, 1996 and for the 9 month period ended June 30, 1997 (1)

                  Notes to unaudited Pro Forma financial information (1)

(c)  Exhibits:

     (1) Stock Purchase Agreement by and between Lee Enterprises, Incorporated and ABC, Inc. dated July 25, 1997.

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(1)  Pursuant  to FRR No.  18.  Securities  Act  Release  No.  6578,  Registrant
     requests a sixty (60) day extension to file the financial information required under Items 7(a) and 7(b), for the reason that such information is not presently available and therefore, it is impracticable to provide such information with the fifteen (15) day period provided for the filing of this report of Form 8-K. Registrant anticipates that such information will be filed on or before November 15, 1997.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
         Registrant



By:   /s/ G. Chris Wahlig
      ------------------------------
      G. Chris Wahlig
      Chief Accounting Officer


Dated:  September 23, 1997